UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 24, 2018 (April 23, 2018)

RMG NETWORKS HOLDING CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15301 North Dallas Parkway Suite 500 Addison, TX	75001
(Address of Principal Executive Offices)	(Zip Code)

(800) 827-9666

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☑            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On April 23, 2018, RMG Networks Holding Corporation, a Delaware corporation (the “Company”), entered into a letter agreement (“Letter Agreement”), with SCG Digital, LLC, a Delaware limited liability company (“Parent”), SCG Digital Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and SCG Digital Financing, LLC, a Delaware limited liability company and an affiliate of Parent (“Lender”), to amend the Agreement and Plan of Merger, dated as of April 2, 2018 (the “Merger Agreement”), by and among the Company, Parent, Merger Sub and Lender.  Parent is owned by SCG Digital Holdings, Inc., a Delaware corporation and an affiliate of Gregory H. Sachs, the Company’s Executive Chairman (collectively, the “Sponsor”).  Capitalized terms used herein but not otherwise defined in this letter agreement have the meanings ascribed to such terms in the Merger Agreement.

Pursuant to the Letter Agreement, the parties to the Merger Agreement agreed to amend the Merger Agreement to give (a) the Company until May 3, 2018 under Section 6.04(b) of the Merger Agreement to prepare and file the Proxy Statement and Schedule 13E-3 with the Securities and Exchange Commission (the “SEC”) and (b) the Company and Parent until May 3, 2018 to jointly prepare and file the Schedule 13E-3 with the SEC.

The foregoing summary of the Letter Agreement and the transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Letter Agreement attached as Exhibit 2.1, each of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished as part of this report:

Exhibit No.	Description

2.1	Letter Agreement, dated April 23, 2018, by and among the Company, SCG Digital, LLC, SCG Digital Merger Sub, Inc., and SCG Digital Financing, LLC.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Letter Agreement, dated April 23, 2018, by and among the Company, SCG Digital, LLC, SCG Digital Merger Sub, Inc., and SCG Digital Financing, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 24, 2018
RMG NETWORKS HOLDING CORPORATION

	By:	/s/ Robert R. Robinson
Name: Robert R. Robinson
Title: Senior Vice President, General Counsel and Secretary